Description of Business, Organization and Significant Concentrations and Risks	12 Months Ended
Dec. 31, 2021
Description Of Business Organization Significant Concentrations And Risks [Abstract]
Description of Business, Organization and Significant Concentrations and Risks
(1)	DESCRIPTION OF BUSINESS, ORGANIZATION AND SIGNIFICANT CONCENTRATIONS AND RISKS

Description of Business and Organization

ATA Creativity Global (the “Company” or “ACG”, formerly known as ATA Inc.), through its subsidiaries, variable interest entity (“VIE”) and VIE’s subsidiary (collectively referred to as the “Group”), offers a range of educational services consisting primarily of portfolio training service, research-based learning service, overseas study counselling service and other educational services primarily to individual students through its training center network in the People’s Republic of China.

The Company acquired 100% equity interests of Beijing Huanqiuyimeng Education Consultation Corp. (“Huanqiuyimeng”), a leading provider of educational services for students in China who are interested in applying for overseas art study in the year of 2019 (“Huanqiuyimeng Acquisition”). The Company obtained control of Huanqiuyimeng and its subsidiaries on August 6, 2019 (the “Acquisition Date”). See Note 3.

VIE Agreements

PRC regulations prohibit direct foreign ownership of business entities that engage in internet content provision (“ICP’’) services in the PRC. The Company and its subsidiaries are foreign owned business entities under the PRC law and accordingly are prohibited from providing ICP services in the PRC, including having ownership of entities engaged in providing such services. ATA Intelligent Learning (Beijing) Technology Limited (“ATA Intelligent Learning” or “VIE”) is engaged to provide, but not limited to, ICP services, such as providing online trainings and platforms in PRC. The Company has no legal ownership interest in ATA Intelligent Learning. The legal ownership interests of ATA Intelligent Learning are 90% owned by Mr. Xiaofeng Ma, the chairman of the board and chief executive officer of the Company, and 10% owned by Mr. Haichang Xiong, general counsel of the Company prior to August 12, 2020 and by Mr. Jun Zhang, president and director of the Company effective from August 12, 2020. Mr. Ma, Mr. Xiong and Mr. Zhang are PRC citizens. All individuals are nominee shareholders of ATA Intelligent Learning and holding their equity interests on behalf of the Company. Through a series of contractual agreements, including loan agreements, a call option and cooperation agreement, an equity interest pledge agreement, an exclusive technical consulting and services agreement and a power of attorney (collectively, the “VIE Agreements”) among ATA Education Technology (Beijing) Limited (“ATA Education”), ATA Intelligent Learning, and their nominee shareholders, the nominee shareholders of ATA Intelligent Learning have granted all their legal rights including voting rights and disposition rights of their equity interests in ATA Intelligent Learning to ATA Education. The nominee shareholders of ATA Intelligent Learning do not participate significantly in income and loss and do not have the power to direct the activities of ATA Intelligent Learning that most significantly impact its economic performance. Accordingly, ATA Intelligent Learning is considered a variable interest entity. The Company entered into the VIE Agreements to preserve the flexibility to operate, invest in or hold businesses that are restricted from receiving foreign investments.

Although the Company does not have an equity investment in ATA Intelligent Learning, the Company has other variable interests in ATA Intelligent Learning through its wholly-owned subsidiary, ATA Education, including (i)ATA Education’s subordinated loans to Mr. Xiaofeng Ma, Mr. Haichang Xiong and Mr. Jun Zhang (used by them to finance their equity investment in ATA Intelligent Learning) and other subordinated loans to ATA Intelligent Learning, (ii) ATA Education’s right, under the loan agreement, to receive all the dividends declared by ATA Intelligent Learning through its nominee shareholders, (iii) ATA Education’s exclusive purchase option, under the call option and cooperation agreement, to acquire (or to have ATA Education’s designee acquire) 100% of the equity interest or assets in ATA Intelligent Learning for a consideration equal to the loans provided by ATA Education to Mr. Xiaofeng Ma, Mr. Haichang Xiong and Mr. Jun Zhang, to the extent permitted under PRC law and (iv) ATA Education, under the call option and cooperation agreement, is obligated to provide financial support to ATA Intelligent Learning’s operation to which ATA Education has no recourse right if ATA Intelligent Learning cannot repay such financing due to its losses.

In accordance with Accounting Standards Codification (“ASC”) 810-10-25-38A, the Company has a controlling financial interest in ATA Intelligent Learning through its wholly-owned subsidiary, ATA Education, because the Company (i) has the power to direct activities of ATA Intelligent Learning that most significantly impact the economic performance of ATA Intelligent Learning; and (ii) the obligation to absorb the losses and the right to receive benefits of ATA Intelligent Learning that could potentially be significant to ATA Intelligent Learning. Thus, the Company is the primary beneficiary of ATA Intelligent Learning.

Accordingly, the financial statements of ATA Intelligent Learning are consolidated in the Company’s consolidated financial statements. Under the terms of the VIE Agreements, ATA Intelligent Learning’s nominee shareholders have no rights to the net assets nor have the obligations to fund the deficit, and such rights and obligations have been vested to the Company. All of the equity (net assets) and net incomes or losses of ATA Intelligent Learning are attributed to the Company.

The key terms of these VIE Agreements are as follows:

Loan agreements: ATA Education lent to ATA Intelligent Learning’s nominee shareholders, Mr. Xiaofeng Ma, Mr. Haichang Xiong and Mr. Jun Zhang, interest free loans in the amount of RMB 10.0 million, out of which RMB 1.0 million and RMB 9.0 million were stipulated to lend on March 15, 2018 and December 28, 2018, respectively, for the sole purpose of investing in ATA Intelligent Learning as ATA Intelligent Learning’s registered capital. The nominee shareholders of ATA Intelligent Learning can only repay the loans by transferring all of their legal ownership interest in ATA Intelligent Learning to ATA Education or to a party designated by ATA Education. The nominee shareholders of ATA Intelligent Learning are required to pay to ATA Education all dividends received from ATA Intelligent Learning. In the event that the nominee shareholders of ATA Intelligent Learning transfer their equity interests to the ATA Education or its designee at a price equivalent to or less than the principal amount of the loans, the loans will be interest free. If the price is higher than the principal amount of the loan, the excess amount will be paid to ATA Education as loan interest. The initial terms of the loans are ten years, which may be extended upon the written agreement of ATA Education and ATA Intelligent Learning’s nominee shareholders. The approval of ATA Intelligent Learning is not required for the renewal of the loan agreements nor can ATA Intelligent Learning terminate the loan agreement during the contract term.  On March 19, 2019 and April 20, 2019, ATA Education, ATA Intelligent Learning and each of the nominee equity shareholders of ATA Intelligent Learning entered into two supplementary agreements to the VIE agreements, pursuant to which the aggregate amount of loans made by ATA Education to the nominee shareholders of ATA Intelligent Learning for the capitalization of ATA Intelligent Learning was increased from RMB 10.0 million to RMB 50.0 million with all other terms and conditions under the VIE Agreements remain unchanged. According to the supplementary agreements, ATA Education lent additional RMB 40.0 million to the nominee shareholders in 2019 for the sole purpose of investing in ATA Intelligent Learning as ATA Intelligent Learning’s registered capital. On August 12, 2020, the loan agreement entered by Mr. Haichang Xiong with ATA Education, and the rights and obligations of Mr. Haichang Xiong under the two supplementary agreements terminated as a result of the equity interest in ATA Intelligent Learning transferred by Mr. Haichang Xiong to Mr. Jun Zhang, and Mr. Haichang Xiong repaid his borrowing of RMB 5.0 million under such agreements to ATA Education on August 17, 2020. On August 12, 2020, Mr. Jun Zhang, as the new shareholder of ATA Intelligent Learning, entered into a new loan agreement with ATA Education on the same terms as the loan agreement and the two supplementary agreements previously entered by Mr. Haichang Xiong and borrowed RMB 5.0 million from ATA Education on August 17, 2020 pursuant to aforementioned loan agreement.

Exclusive technical consulting and services agreement: ATA Education has the sole and exclusive right to provide specified technical and consulting services to ATA Intelligent Learning. The Parties agree that the intellectual property rights created by ATA Education in the course of performing this agreement, including without limitation any copyrights, trademarks or logos registered or not, patents and proprietary technology, shall belong to ATA Education. The consulting fee payable by ATA Intelligent Learning to ATA Education shall be confirmed by ATA Education in writing and be calculated based on the actual time spent by ATA Education in providing services to ATA Intelligent Learning on a quarterly basis. The consulting fee shall be settled on a quarterly basis, and at the end of each year, ATA Education shall confirm the total consulting and other fees incurred for the year in writing and ATA Intelligent Learning shall settle any outstanding fees on a timely basis. This agreement was entered in on March 15, 2018 and shall continue for a period of 30 years and shall be automatically extended for another 10 years unless ATA Education gives written notice terminating this agreement 3 months before the expiration.

Call option and cooperation agreement: Pursuant to the call option and cooperation agreement entered into among ATA Education, ATA Intelligent Learning and its nominee shareholders, when permitted by applicable laws, ATA Education (or any eligible party designated by ATA Education) shall have the right to acquire, at any time, all of ATA Intelligent Learning’s assets or its share equity owned by the nominee shareholders of ATA Intelligent Learning, at a price equal to the sum of the principal amounts of the loans from ATA Education to the nominee shareholders of ATA Intelligent Learning. If ATA Education elects to purchase a portion of ATA Intelligent Learning’s share equity or assets, the exercise price for such purpose shall be adjusted accordingly based on the percentage of such share equity or assets to be purchased relative to the total share equity or assets. Without the prior written consent of ATA Education, ATA Intelligent Learning may not sell or otherwise dispose its assets or beneficial interests, create or allow any encumbrance on its assets or other beneficial interests, enter into any material contracts (except those contracts entered into in the ordinary course of business), or distribute dividends to the nominee shareholders. ATA Education is also obligated to provide financial support to ATA Intelligent Learning’s operation to which ATA Education has no recourse right if ATA Intelligent Learning cannot repay such financing due to its losses. This agreement shall be effective upon the execution date and remain effective thereafter. This agreement can only be terminated with the unanimous consent of all parties, except that ATA Education may terminate this agreement with 30 days prior notice to the other parties.

Equity interest pledge agreement: To secure the payment obligations of ATA Intelligent Learning, ATA Intelligent Learning’s nominee shareholders have pledged to ATA Education their entire equity ownership interests in ATA Intelligent Learning to guarantee his and ATA Intelligent Learning’s performance of obligations under, where applicable, the exclusive technical consulting and services agreement and the call option and cooperation agreement. If ATA Intelligent Learning or the nominee shareholders of ATA Intelligent Learning breach their contractual obligations under these agreements, ATA Education, as pledgee, will have the right to acquire the pledged equity interests. The nominee shareholders of ATA Intelligent Learning agree that, during the term of the equity interest pledge agreements, they will not dispose the pledged equity interests or create or allow any encumbrance on the pledged equity interests, and they also agree that ATA Education’s rights relating to the equity pledge shall not be suspended or hampered by the nominee shareholders, their successors or their designates. During the term of the equity interest pledge agreements, ATA Education has the right to receive all of the dividends and profits distributed on the pledged equity. The term of the equity interest pledge agreement shall commence on March 15, 2018 and shall expire on the earlier of (a) the date on which all outstanding secured obligations are paid in full or otherwise satisfied (as applicable); (b) ATA Education enforces the equity interest pledge agreement pursuant to the terms and conditions, to satisfy its rights under the secured obligations and pledged collateral in full, or (c) the nominee shareholders of ATA Intelligent Learning complete their transfer of the equity interest to another party (individual or legal entity) pursuant to the Call Option and Cooperation Agreement and no longer holds any equity interest in ATA Intelligent Learning. ATA Intelligent Learning has registered these equity interest pledge agreements with the competent State Administration for Market Regulation (SAMR, previously known as State Administration for Industry and Commerce, or SAIC) on April 27, 2018. The registration of the equity pledge enables ATA Education to enforce the equity pledge against third parties who acquire the equity interests of ATA Intelligent Learning in good faith. According to the equity transfer agreement entered into by Mr. Haichang Xiong and Mr. Jun Zhang, on August 12, 2020, Mr. Haichang Xiong transferred all his equity interest in ATA Intelligent Learning to Mr. Jun Zhang, as well as his obligations and rights under the equity interest pledge agreement entered into by himself. On the same day, Mr. Jun Zhang, as the new shareholder of ATA Intelligent Learning, entered into a new equity interest pledge agreement with ATA Education and ATA Intelligent Learning on the same terms as the equity pledge agreement previously entered by Mr. Haichang Xiong. The term of the equity interest pledge agreements entered by Mr. Jun Zhang shall commence on the date of August 12, 2020 and shall expire on the earlier of the Expiration Conditions. ATA Intelligent Learning has registered the equity interest pledge agreement entered by Mr. Jun Zhang with SAMR, on February 26, 2021.

Power of attorney: Pursuant to the irrevocable powers of attorney, each of the nominee shareholders of ATA Intelligent Learning, who signed the power of attorney on March 15, 2018, appointed ATA Education or any eligible person designated by ATA Education as his attorney-in-fact to exercise all voting rights and other nominee shareholders rights of ATA Intelligent Learning, including but not limited to appointing or electing on their directors and executive officers. The person designated by ATA Education is entitled to sign the transfer documents necessary for the fulfilment of the exclusive technical consulting and services agreement and the call option and cooperation agreement, and to join the liquidation group and participate in the liquidation of ATA Intelligent Learning. The term of the powers of attorney shall be consistent with the term of the equity interest pledge agreements and call option and cooperation agreement and shall be extended along with the equity interest pledge agreements and call option and cooperation agreement.

The Company relies on the VIE Agreements to operate and control ATA Intelligent Learning. However, these contractual arrangements may not be as effective as direct equity ownership in providing the Company with control over ATA Intelligent Learning. Any failure by ATA Intelligent Learning or its nominee shareholders to perform their obligations under the VIE Agreements would have a material adverse effect on the financial position and financial performance of the Company. All the VIE Agreements are governed by PRC law and provide for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts would be interpreted in accordance with PRC law and any disputes would be resolved in accordance with PRC legal procedures. The legal system in the PRC is not as developed as some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the Company’s ability to enforce these contractual arrangements. In addition, if the legal structure and the VIE Agreements were found to be in violation of any existing or future PRC laws and regulations, the Company may be subject to fines or other legal or administrative sanctions.

In the opinion of management, based on the legal opinion of Jincheng Tongda & Neal Law Firm, the Company’s PRC legal counsel, the above contractual arrangements are legally binding and enforceable and do not violate current PRC laws and regulations. However, there are uncertainties regarding the interpretation and application of existing and future PRC laws and regulations. The Company cannot assure that the PRC regulatory authorities will not ultimately take a contrary view to its opinion. If the current ownership structure of the Company and the contractual arrangements with ATA Intelligent Learning are found to be in violation of any existing or future PRC laws and regulations, the PRC government could:

•	revoke the Company’s business and operating licenses;
•	levy fines on the Company;
•	confiscate any of the Company’s income that they deem to be obtained through illegal operations;

•	shut down a portion or all of the Company’s servers or block a portion or all of the Company’s website;
•	discontinue or restrict the Company’s operations in PRC;
•	impose conditions or requirements with which the Company may not be able to comply;
•	require the Company to restructure its corporate and contractual structure;
•	take other regulatory or enforcement actions that could be harmful to the Company’s business.

If the imposition of any of these government actions, or any inability to enforce the contractual arrangements upon a breach, causes the Company to lose its ability to direct the activities of ATA Intelligent Learning or receive substantially all the economic benefits and residual returns from ATA Intelligent Learning and the Company is not able to restructure its ownership structure and operations in a satisfactory manner, the Company would no longer be able to consolidate the financial results of ATA Intelligent Learning in the Company’s consolidated financial statements. Total assets, total liabilities, equity, revenues, net income and cash flows of the Company would be significantly less than the reported amount in the consolidated financial statements of the Company. In the opinion of management, the likelihood of deconsolidation of ATA Intelligent Learning is remote based on current facts and circumstances.

The equity interests of ATA Intelligent Learning are legally held by Mr. Ma, Mr. Xiong and Mr. Zhang as nominee shareholders on behalf of ACG. Mr. Ma is chairman of the board and director of ACG, Mr. Xiong is general counsel of ACG and Mr. Zhang is president and director of ACG. Mr. Ma holds approximately 40% of the total ordinary shares of the Company issued and outstanding as of December 31, 2020 and 2021. The Company cannot assure that when conflicts of interest arise, either the nominee shareholders will act in the best interests of the Company or such conflicts will be resolved in the Company’s favour. Currently, the Company does not have any arrangements to address potential conflicts of interest between the nominee shareholders and the Company, except that ATA Education could exercise the purchase option under the exclusive option agreement with the nominee shareholders to request them to transfer all of their equity ownership in ATA Intelligent Learning to a PRC entity or individual designated by ATA Education. The Company relies on the nominee shareholders, who are ACG’s director and general counsel, who owe fiduciary duties to ACG, to comply with the terms and conditions of the contractual arrangements. Such fiduciary duty requires the nominee shareholders to act in good faith and in the best interests of ACG and not to use their positions for personal gains. If the Company cannot resolve any conflict of interest or dispute between the Company and the nominee shareholders of ATA Intelligent Learning, the Company would have to rely on legal proceedings, which could result in disruption of the Company’s business and subject the Company to substantial uncertainty as to the outcome of any such legal proceedings.

The nominee shareholder of ATA Intelligent Learning was changed from Mr. Haichang Xiong to Mr. Jun Zhang on August 12, 2020. There are no substantive changes on terms of the VIE agreements.

ATA Intelligent Learning holds 70% equity interests of Beijing Zhenwu Technology Development Co., Ltd., or Beijing Zhenwu, a PRC company newly established in August 2021. Beijing Zhenwu is mainly engaged in conducting some of our short-term project-based art learning services.

The Company’s involvement with ATA Intelligent Learning and its subsidiary, or the consolidated VIE, under the VIE Agreements affected the Company’s consolidated financial position, results of operations and cash flows as presented below.

The following assets and liabilities information of the Group’s consolidated VIE as of December 31, 2020 and 2021, and net revenues, net loss and cash flows for the years ended December 31, 2019, 2020 and 2021, were included in the accompanying consolidated financial statements of the Company.

	December 31, 2020	December 31, 2021
	RMB	RMB
Cash	91,118	191,046
Prepaid expenses and other current assets	84,180	16,041
Total current assets	175,298	207,087
Long-term investments (i)	75,764,719	62,722,195
Property and equipment, net	6,167	488
Other non-current assets	2,590	2,590
Total assets	75,948,774	62,932,360
Accrued expenses and other payables	71,562	124,089
Payable for business acquisition	4,642,082	—
Amounts due to related parties (ii)	57,122,000	62,767,353
Total current liabilities	61,835,644	62,891,442
Total liabilities	61,835,644	62,891,442

	Year ended December 31,
	2019	2020	2021
	RMB	RMB	RMB
Net revenues	—	—	—
Net loss	(14,456,886)	(14,304,202)	(14,072,212)

	Year ended December 31,
	2019	2020	2021
	RMB	RMB	RMB
Net cash used in operating activities	(1,441,360)	(466,004)	(903,343)
Net cash used in investing activities	(77,492,873)	(15,000,000)	(4,642,082)
Net cash received from financing activities (iii)	54,000,000	15,122,000	5,645,353

(i)

Long-term investments as of December 31, 2020 and 2021 include investment cost and share of losses derived from the 30.96% equity interests investment in Huanqiuyimeng in the amount of RMB69,764,719 and RMB62,722,195, respectively, which is eliminated on consolidation.

(ii)	Amounts due to related parties represent the amounts due to the Company’s subsidiaries, which are eliminated on consolidation.
(iii)

RMB 54,000,000, RMB 15,122,000 and RMB 5,645,353 of net cash received from financing activities for the years ended December 31, 2019, 2020 and 2021 respectively were related to the transactions with the Company’s subsidiaries, which are eliminated on consolidation.

In accordance with the VIE Agreements, the Company has the power to direct the activities of the consolidated VIE and can have assets transferred out of the consolidated VIE. Therefore, the Company considers that there are no assets in the consolidated VIE that can be used only to settle obligations of the consolidated VIE, except for the registered capital amounting RMB 50.0 million as of December 31, 2021. None of the assets of the consolidated VIE has been pledged or collateralized. The creditors of the consolidated VIE do not have recourse to the general credit of ATA Education or the Company.

Significant Concentrations and Risks

The Group is subject to the following significant concentration and risks:

Concentration of cash and cash equivalents balances held at financial institutions

Cash and cash equivalents consist of cash on hand and cash at bank. Cash at bank are deposited in financial institutions at below locations:

	December 31, 2020	December 31, 2021
	RMB	RMB
Financial institutions in the mainland of the PRC
— Denominated in Renminbi (“RMB”)	85,103,159	59,679,748
— Denominated in U.S. Dollar (“USD”)	12,807,586	132
Total cash balances held at mainland PRC financial institutions	97,910,745	59,679,880
Financial institutions in Hong Kong Special Administrative Region (“HKSAR”) of the PRC
— Denominated in Hong Kong Dollar (“HKD”)	1,498,135	199,418
— Denominated in USD	13,314,551	11,460,063
— Denominated in Great Britain Pound	2	—
Total cash and cash equivalents balances held at HKSAR financial institutions	14,812,688	11,659,481
Total cash and cash equivalents balances held at financial institutions	112,723,433	71,339,361

The bank deposits with financial institutions in the PRC are insured by the government authority up to RMB 500,000. The bank deposits with financial institutions in the HKSAR are insured by the government authority up to HKD 500,000. To limit exposure to credit risk, the Company primarily places bank deposits with large financial institutions in the PRC and HKSAR with acceptable credit rating.

Coronavirus Impact

Due to the outbreak and global spreading of the Coronavirus (“COVID-19”) since January 2020, the Group’s sales have been and expected to continue being negatively impacted primarily due to the restrictions on international travels and temporary closures of overseas schools for safety considerations.

In particular, the Company’s training centers were mostly closed down from February 2020 to May 2020 as required by local regulatory authorities. After COVID-19 became gradually under control and following the directives of local governments, training centers have progressively resumed operation since June 2020. However, the COVID-19 pandemic continues to evolve, and restrictions have been re-imposed from time to time thereafter in certain cities to combat local sporadic outbreaks. The Company have experienced and expect to continue to experience temporary close-down of our training centers in one or more cities from time to time in response to such local sporadic outbreaks. Students with any on-campus training have been given the option to take their classes online since the COVID-19 outbreak, although some of them prefer the traditional classroom format and have postponed their training, which have adverse impact on the Company’s net revenues to be recognized from portfolio training services. Enrollment from offline training centers have also been adversely affected due to the aforementioned temporary closure of training centers mainly for the first half of the year of 2020. The Group is relying on online sales channels and referrals to recruit new customers during this time and expects to enhance student enrollment from offline training centers as the COVID-19 pandemic gradually becomes under control. Such impact was progressively mitigated after the COVID-19 pandemic was gradually under control in the second half year of 2020 as well as the year of 2021. In addition, the Company’s traditional overseas educational travel services were materially affected by delays and cancellations of tours due to COVID-19 in the year of 2020 and 2021.

The Company is closely monitoring the development of the COVID-19 pandemic and continuously evaluating any further potential impact on its business, results of operations and financial condition, which the Company believes will depend on the duration and degree of the pandemic. If the outbreak persists or escalates without being effectively controlled in the future, the Company’s business operations and financial performance may be materially and adversely affected as a result of various factors, such as changes in general economic outlook, slowdowns in economic growth and negative business sentiment, and measures taken by government authorities, which may restrict our operations in China and abroad.

Geographic concentration

A substantial portion of the Company’s net revenues were generated from educational services in China. The regulatory regime for educational services industry in China continues to rapidly evolve and the relevant laws, regulations or interpretations may change in the future. Any changes that adversely affect the Company’s business in China will have a material adverse effect on the Company’s financial condition and results of operations.